POST-EMPLOYMENT BENEFITS (Tables)	12 Months Ended
Dec. 31, 2024
Employee Benefits [Abstract]
Disclosure of fair value of plan assets
The following table summarizes the present value of the defined benefit pension plan obligation and the fair values of plan assets as at December 31, 2024 and 2023:

(US$ MILLIONS)	2024	2023
Fair value of plan assets at end of year	$419	$438
Defined benefit obligation at end of year	(592)	(654)
Net liability at end of year (1)	$(173)	$(216)
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(1)The net liabilities of $173 million (2023: $216 million) for the defined benefit pension plan, together with net liabilities for other post-employment benefits of $31 million (2023: $34 million) are recorded within Accounts payable and other, within the consolidated statements of financial position. See Note 16 for further information.